UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 3, 2012

Heritage Oaks Bancorp
(Exact Name of Registrant as Specified in Its Charter)

California
(State or Other Jurisdiction of Incorporation)

000-25020	77-0388249
(Commission File Number)	(IRS Employer Identification No.)

545 12th Street, Paso Robles CA	93446
(Address of Principal Executive Offices)	(Zip Code)

(805) 369-5200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 - REGULATION FD DISCLOSURE

Paso Robles, CA – Heritage Oaks Bancorp (NASDAQ: HEOP), parent company of Heritage Oaks Bank, announced plans to participate in the Fig Partners 3rd Annual West Coast CEO Forum.  Ms. Simone Lagomarsino, President and CEO of Heritage Oaks Bancorp will participate on the “Central California Banks” panel on February 7, 2012, at 2:10 p.m. PT.

Attached as exhibit 99.1 is a press release announcing the Company’s participation in the conference.

Attached as exhibit 99.2 is a slide presentation that will be used by Ms. Lagomarsino at the conference and will be available on the Company’s website at www.heritageoaksbancorp.com, under the heading “Presentations”.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

 (d)           Exhibits

99.1 Press Release dated February 3, 2012
99.2 Investor Presentation February 2012

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2012

Heritage Oaks Bancorp

By:	/s/ Tom Tolda
Tom Tolda
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1 99.2	Press Release dated February 3, 2012 Investor Presentation February 2012